                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A
                               (Amendment No. 1)

                          AMENDMENT TO CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   April 27, 1998
                                                         ----------------


                          Stevens International, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                 1-9603            75-2159407
   ------------------------------    -----------     ------------------
   (State or other jurisdiction      (Commission       (IRS Employer
        of incorporation)            File Number)    Identification No.)


    5500 Airport Freeway, Fort Worth, Texas                    76117
-------------------------------------------------    -------------------------
    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code       (817)  831-3911
                                                    --------------------------



                               Page 1 of 7 pages.
                      Index to Exhibits appears at page 7.

Reference is made to the Current Report filed by the Company on Form 8-K dated April 27, 1998 (the "Form 8-K"). The Form 8-K is amended in its entirety by the following:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     SALE OF ZERAND DIVISION

     On April 27, 1998, the Company sold substantially all the assets of the Zerand division to Valumaco Incorporated, a new company formed for the asset purchase. In addition, Valumaco Incorporated assumed certain liabilities of the Zerand division. The assets sold included the real property, platen die cutter systems, and other original Zerand products such as delivery equipment, wide-web rotogravure printing systems, stack flexographic printing systems, unwind and butt splicer systems, and related spare parts, accounts payable, and other assumed liabilities. Excluded from the proposed transaction were the System 2000 flexographic printing systems and the System 9000 narrow-web rotogravure printing systems produced at the Zerand division and related accounts receivable, inventory and engineering drawings. The sale price was approximately $13.7 million, which consisted of cash proceeds of $10.1 million, a one-year $1 million escrow "holdback", and the purchaser's assumption of approximately $2.6 million of certain liabilities of Zerand, including the accounts payable.

     This transaction resulted in an approximate $10 million reduction of the Company's senior debt. In 1997, Zerand contributed sales of approximately $11.6 million and approximately $1.8 million income before interest, corporate charges and taxes to the Company's financial statements. The Company will realize an approximate $3.6 million gain on the sale of Zerand assets, which will be reflected in the financial statements for the second quarter of 1998.

     The accompanying pro forma statement of operations for the 12 months ended December 31, 1997 shows the impact of the sale of the Zerand division on 1997 operations, assuming the transaction had occurred as of January 1, 1997.

     To the best knowledge of the Company, there is no material relationship between Purchaser and the Company or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A) NONE.

     (B) PRO FORMA FINANCIAL INFORMATION.

     Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997*

     Pro Forma Balance Sheet as of December 31, 1997*

     (C) EXHIBITS.

     The following is a list of exhibits filed as part of this Amendment to Current Report on Form 8-K.

EXHIBIT
---------
NUMBER      DESCRIPTION OF EXHIBIT
---------   ----------------------------

  2.1       Asset Purchase Agreement (1)

__________________

*    Filed herewith.
(1)  Previously filed.

                 STEVENS INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                   PRO FORMA
               ASSUMING ZERAND DIVISION WAS SOLD JANUARY 1, 1997
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------
                                                                       PRO FORMA            PRO FORMA
                                                           1997      TRANSACTIONS            AMOUNTS
                                                        -----------------------------------------------
Net sales...............................................  $ 35,151      $(11,594)     (1)     $ 23,557
Cost of sales...........................................   (34,011)        8,687      (1)      (25,324)
                                                          --------      --------              --------
Gross profit (loss).....................................     1,140        (2,907)               (1,767)
Selling, general and administrative expenses............    (9,837)          808      (1)       (9,029)
Loss on impairment of asset values......................    (6,347)           --                (6,347)
Gain on sale of assets..................................        --         3,557      (2)        3,557
                                                          --------      --------              --------
Operating income (loss).................................   (15,044)        1,458               (13,586)
Other income (expense):
 Interest income........................................        95            --                    95
 Interest expense.......................................    (3,666)        1,026      (3)       (2,640)
 Other, net.............................................      (825)          294      (1)         (531)
                                                          --------      --------              --------
                                                            (4,396)        1,320                (3,076)
                                                          --------      --------              --------
Income (loss) before taxes..............................  $(19,440)     $  2,778              $(16,662)
Income tax benefit (expense)............................       213            --                   213
                                                          --------      --------              --------
   Net income (loss)....................................  $(19,227)     $  2,778              $(16,449)
                                                          ========      ========              ========

Net income (loss) per common share - basic:.............    $(2.03)        $0.29                $(1.74)
                                                          ========      ========              ========

Net income (loss) per common share - diluted:...........    $(2.03)        $0.29                $(1.74)
                                                          ========      ========              ========
Weighted average number of shares of common and
 common stock equivalents outstanding during the
 periods - basic........................................     9,457         9,457                 9,457
                                                          ========      ========              ========

Weighted average number of shares of common and
 common stock equivalents outstanding during the
 periods - diluted......................................     9,457         9,457                 9,457
                                                          ========      ========              ========

(1)  To exclude sale and costs incurred by Zerand division in 1997.
(2) The "gain on sale of assets" is included in 1997 since the gain would not have been previously recognized.
(3) Decrease in interest expense for 1997, assuming the $9.77 million in net proceeds reduced the Company's Senior indebtedness at January 1, 1997 at an interest rate of 10.5% for the 12 months.

                 STEVENS INTERNATIONAL, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                   PRO FORMA
              ASSUMING ZERAND DIVISION WAS SOLD DECEMBER 31, 1997
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        DECEMBER 31,
                                                       --------------------------------------------------
                                                                         PRO FORMA           PRO FORMA
                ASSETS                                     1997       TRANSACTIONS           AMOUNTS
                                                       ------------  ----------------     ---------------
Current assets:
 Cash.................................................    $    211                            $    211
 Trade accounts receivable, less allowance for
  losses of $374 and $4,225 in 1997 and 1996,
  respectively........................................       3,158                               3,158
 Costs and estimated earnings in excess of
  billings on long-term contracts.....................       2,209                               2,209
 Inventory............................................       6,610                               6,610
 Other current assets.................................         759      $    824      (1)        1,583
 Assets held for sale.................................      14,735        (7,118)     (1)        7,617
                                                          --------      --------              --------
   Total current assets...............................      27,682        (6,294)               21,388
Property, plant and equipment, net....................       2,409            --                 2,409
Other assets, net.....................................       1,799            --                 1,799
                                                          --------      --------              --------
                                                          $ 31,890      $ (6,294)             $ 25,596
                                                          ========      ========              ========
         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------
Current liabilities:
 Trade accounts payable...............................    $  2,691                            $  2,691
 Billings in excess of costs and estimated
  earnings on long-term contracts.....................         133                                 133
 Other current liabilities............................       6,322      $    (78)     (1)        6,244
 Customer deposits....................................         802            --                   802
 Advances from affiliates.............................         950            --                   950
 Current portion of long-term debt....................      27,678        (9,773)     (1)       17,905
                                                          --------      --------              --------
   Total current liabilities..........................      38,576        (9,851)               28,725
Long-term debt........................................          55                                  55
Accrued pension costs.................................       2,870                               2,870
Commitments and contingencies.........................          --                                  --
Stockholders' equity:
 Series A Common Stock, $0.10 par value...............         739                                 739
 Series B Common Stock, $0.10 par value...............         210                                 210
 Additional paid-in capital...........................      39,941                              39,941
 Foreign currency translation adjustment..............        (769)                               (769)
 Excess pension liability adjustment..................      (2,245)                             (2,245)
 Retained earnings (deficit)..........................     (47,487)        3,557      (1)      (43,930)
                                                          --------      --------              --------
   Total stockholders' equity (deficit)...............      (9,611)        3,557                (6,054)
                                                          --------      --------              --------
                                                          $ 31,890      $ (6,294)             $ 25,596
                                                          ========      ========              ========

(1) There are no pro forma transactions, other than the assumed sale on December 31, 1997, as the net assets of the Zerand division were reflected in the December 31, 1997 balance sheet as "Assets Held For Sale". Proceeds from the sale were used as a direct reduction of the current portion of long-term debt and the elimination of the deferred expenses of the sale. The gain on the sale of the assets of $3.557 million is reflected in "Retained earnings (deficit)".

                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STEVENS INTERNATIONAL, INC.


Date:  June 30, 1998                By: /s/ Paul I. Stevens
                                        --------------------------------
                                        Paul I. Stevens
                                        Chairman of the Board,
                                        Chief Executive Officer and
                                        Acting Chief Financial Officer

                               INDEX TO EXHIBITS

                                                  SEQUENTIALLY
     EXHIBIT                                        NUMBERED
     NUMBER         EXHIBIT                           PAGE
     -------        -------                       ------------

       2.1          Asset Purchase Agreement (1)

--------------------------------------------

(1)  Previously filed.